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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 31, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing
            Agreement, dated as of March 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-7,
              Mortgage Pass-Through Certificates, Series 2003-7).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                        333-103029             95-4449516
----------------------------             ----------             ----------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
     of Incorporation)                   File Number)        Identification No.)


4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.
           ------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits:

           5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

           8.1 Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit 5.1).

           23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).






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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                          -------------------
                                       Darren Bigby
                                       Vice President



Dated:  March 31, 2003




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                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                          5

23.1     Consent of Sidley Austin Brown & Wood LLP (included
         in Exhibits 5.1 and 8.1)                                           5





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